BABSON
Enterprise
Fund

Semiannual Report
May 31, 1998


MESSAGE
To Our Shareholders

Babson Enterprise Fund finished its fiscal quarter ended May 31, 1998 with a total return (price change and reinvested distributions) of 2.4%. The unmanaged Russell 2000 index of small capitalization stocks declined 0.9% for the same period and the unmanaged Standard & Poor's 500 index of larger capitalization stocks rose 4.3%. For the six and twelve month periods the Fund achieved total returns of 4.7% and 26.6% which compares with the Russell 2000 return of 6.5% and 21.2% and the S&P's 500 return of 15.1% and 30.7%, respectively.

The Fund outperformed the Russell 2000 in the last three months, but underperformed in the first three months when the market was exceptionally strong in February and March. The market's surge was largely due to a run up in the technology sector. As we have pointed out in the past, the Fund usually underperforms when the technology sector is strong due to our intentional underweighting in this sector.

Average annual compounded total returns for one, five and ten year periods as of June 30, 1998, were 16.9%, 16.8% and 15.6%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

With investors' increased concerns about Asia and its effect on earnings, there has been a flight to more liquid large cap stocks since last Fall. How-ever, with significantly less Asian exposure (except for technology stocks), small cap earnings should not be affected as much. Additionally, small cap stocks are cheaper than large caps by a number of measures and are close to their 1990 recession lows.

A number of changes were made to the portfolio in the Fund's fiscal first half. We initiated positions in the following companies:

ABC Rail Products Corp. - provider of products and services for freight railroads.

Andersons, Inc. - provides agricultural services and products to Mid-Western farmers.

Arctic Cat, Inc. - manufactures snowmobiles, all-terrain vehicles, and personal watercraft.

Chicago Bridge & Iron Co. - produces above ground storage tanks used primarily in the refining, petrochemical, and chemical industries.

EDO Corp. - manufactures bomb release units, mine detection equipment, satellite sensors, and composite storage tanks for defense and commercial end markets.

INSO Corp. - develops web site software. Kaneb Services, Inc. - provides specialized industrial services to process plants.

MDC Corp. - provider of specialty printing, communications, and marketing services.

Nashua Corp. - provides specialty imaging products and services to industrial and commercial customers.

Railtex, Inc. - operates short line freight railroads.

Positions sold in the last six months were thefollowing: Apogee Enterprises, Guy F. Atkinson, Kuhlman, Material Sciences, Nord Resources, and Optek Technology. Three holdings were bought by other companies: Pacific Scientific, Rykoff-Sexton, and Viewlogic Systems. Finally, Penwest Ltd. changed its name to Penford Corp.

Despite the euphoria in the markets today, we have not changed our long-term investment strategy. We continue to search for neglected underfollowed companies with better than average growth prospects, and we often hold our positions until other investors recognize their prospects.

Thank you for your continuing interest and participation in Babson Enterprise Fund.


Sincerely,
/s/Larry D. Armel
Larry D. Armel
President


STATEMENT OF NET ASSETS
May 31, 1998 (unaudited)

                                                                  MARKET VALUE
        SHARES  COMPANY                                           (NOTE 1-A)

COMMON STOCKS - 99.86%
BASIC MATERIALS - 5.87%
	105,000	Brady (W.H.) Co. Cl. A
                  (Identification and labeling
                   systems)                                      $   3,045,000
	211,900	Furon Co.
                  (Polymer based products)                           3,377,156
	112,950	Penford Corp.
                  (Specialty starch based
                  products)                                          3,487,331
	206,600	Tab Products Co.
                  (Color-coded filing systems)                       3,021,525
                                                                    12,931,012
CAPITAL GOODS - 29.30%
	130,600	ABC Rail Products Corp.
                  (Railroad products
                   and services)                                     2,481,400
	196,300	American Precision Industries Inc.
                  (Heat exchangers)                                  3,729,700
	152,426	Athey Products Corp.
                  (Street sweepers)                                    743,077
	371,000	Brown & Sharpe
                  Manufacturing Co. Cl. A
                  (High tolerance
                   measuring tools)                                  4,915,750
         27,400 Chicago Bridge & Iron Co.
                  (Above ground storage tanks)                         467,513
	279,800	Congoleum Corp. New Cl. A
                  (Vinyl flooring)                                   2,815,487
	197,900	Corrpro Companies, Inc.
                  (Corrosion control services)                       3,042,713
	212,504	Daniel Industries, Inc.
                  (Metering devices and valves)                      4,316,487
          5,000 EDO Corp.
                  (Defense contractor)                                  46,563
	248,300	Farrell Corp. New
                  (Rubber and plastic
                   processing equipment)                               838,012
	130,900	Flir Systems, Inc.
                  (Night vision systems)                             2,454,375
         86,000 Industrial Acoustics Company, Inc.
                  (Noise control products)                             838,500
	198,800	Instron Corp.
                  (Materials testing instruments)                    3,976,000
	240,600	Kaman Corp. Cl. A
                  (Industrial distribution/aerospace
                   products)                                         4,421,025
	419,300	Kaneb Services, Inc.
                  (Specialized industrial services)                  2,489,594
        116,400 K-Tron International, Inc.
                  (Industrial feeders
                   and blenders)                                     2,211,600
	471,900	Lamson & Sessions Co.
                  (Electrical equipment supplier)                    3,244,313
         62,000 Moog, Inc. Cl. A
                  (High performance
                   control systems)                                  2,425,750
	186,165	Newcor, Inc.
                  (Automobile assembly
                   systems)                                          1,722,026
        258,300 Schawk, Inc. Cl. A
                  (Pre-press services)                               3,874,500
         28,900 SPS Technologies, Inc.
                  (Aerospace fasteners)                              1,694,262
	131,900	Starrett (L.S.) Co. Cl. A
                  (Tools and precision
                   instruments)                                      5,102,881
	153,400	Terex Corp. New
                  (Heavy-duty off-highway
                   trucks and cranes)                                4,726,638
         72,800 TransTechnology Corp.
                  (Highly engineered fasteners)                      1,965,600
                                                                    64,543,766
CONSUMER CYCLICAL - 17.70%
	256,800	Arctic Cat, Inc.
                  (Snowmobiles)                                      2,343,300
        108,500 Baldwin Piano & Organ Co.
                  (Keyboard instruments)                             1,681,750
        123,700 Defiance, Inc.
                  (Auto supplier)                                    1,082,375
	102,800	Fab Industries, Inc.
                  (Textile fabrics)                                  2,788,450
	287,370	Falcon Products, Inc.
                  (Table pedestals)                                  3,735,810
	200,800	Gottschalks, Inc.
                  (Specialty-apparel stores)                         1,669,150
	194,800	Helen of Troy Ltd.
                  (Hair care appliances)                             3,725,550
	199,800	Jacobson Stores, Inc.
                  (Upscale department
                   store chain)                                      2,797,200
	358,400	MDC Corp. Cl. A
                  (Specialty printer)                                4,032,000
	126,350	Oneida Ltd.
                  (Stainless steel flatware)                         3,529,903
	371,300	Pentech International, Inc.
                  (Writing instruments)                                696,188
	26,900	Pulaski Furniture Corp.
                  (Furniture)                                          706,125
	246,200	Shelby Williams Industries, Inc.
                  (Contract seating)                                 3,754,550
	337,500	Spartan Motors, Inc.
                  (Chassis for RV's, buses
                   and firetrucks)                                   2,467,969
	181,200	Swiss Army Brands, Inc.
                  (Swiss Army knives)                                2,095,125
	181,700	Walbro Corp.
                  (Auto fuel injection systems)                      1,873,781
                                                                    38,979,226
CONSUMER STAPLES - 6.23%
         56,400 Genesee Corp. Cl. B
                  (Regional brewer)                                  1,843,575
	240,300	J & J Snack Foods Corp.
                  (Soft pretzels and other
                   snack foods)                                      4,640,794
         38,500 Marsh Supermarkets, Inc. Cl. A
                  (Indiana-Ohio supermarkets)                          529,375
         88,100 Marsh Supermarkets, Inc. Cl. B
                  (Indiana-Ohio supermarkets)                        1,222,387
	207,200	Northland Cranberries, Inc. Cl. A
                  (Cranberry grower)                                 3,276,350
	189,600	Sanderson Farms, Inc.
                  (Chickens)                                         2,204,100
                                                                    13,716,581
ENERGY - 5.96%
	200,200	American Oilfield Divers Inc.
                  (Undersea construction and
                   maintenance)                                      2,965,463
	330,300	Matrix Service Co.
                  (Petroleum refining
                   maintenance)                                      2,518,537
         94,600 Petroleum Helicopters, Inc.
                  (non-voting) (Gulf of Mexico
                   helicopter transportation)                        1,951,125
         78,700 Petroleum Helicopters, Inc.
                  (voting) (Gulf of Mexico
                   helicopter transportation)                        1,652,700
	253,100	Tokheim Corp.
                  (Petroleum dispensing
                   systems)                                          4,033,781
                                                                    13,121,606
FINANCIAL - 4.66%
         72,600 Capital Corp. of the West
                  (California bank holding
                   company)                                          1,061,775
         63,300 Cass Commercial Corp.
                  (Freight payment services)                         1,914,825
         62,700 Trans Financial, Inc.
                  (Kentucky and Tennessee
                   bank)                                             3,346,613
	139,500	Vermont Financial Services Corp.
                  (Vermont bank holding
                   company)                                          3,949,594
                                                                    10,272,807
HEALTH CARE - 1.47%
	189,200	Morrison Health Care, Inc.
                  (Hospital food and nutrition)                      3,240,050

MISCELLANEOUS - 5.84%
	139,300	Alltrista Corp.
                  (Consumer and industrial
                   products)                                         3,552,150
          1,400 Andersons, Inc.
                  (Grain handler)                                       14,437
	356,283	Jason Inc.
                  (Nonwoven auto padding)                            3,340,153
	135,200	Sea Containers Ltd. Cl. A
                  (Marine container leasing)                         5,467,150
         12,000 Sea Containers Ltd. Cl. B
                  (Marine container leasing)                           483,000
                                                                    12,856,890
TECHNOLOGY - 17.59%
	195,800	CATS Software, Inc.
                  (Financial risk management
                   software)                                         1,125,850
	146,700	CEM Corp.
                  (Laboratory microwave ovens)                       1,962,112
         73,000 CSP Inc.
                  (Special purpose computers)                          741,403
	314,100	Ennis Business Forms, Inc.
                  (Custom business forms)                            2,982,348
	248,100	ESCO Electronics Corp.
                  (Defense products
                   and systems)                                      4,450,294
	155,400	INSO Corp.
                  (Web site management)                              2,117,325
	142,600	Landauer Inc.
                  (Personal radiation exposure
                   monitoring)                                       4,064,100
	350,000	MacNeal Schwendler Corp.
                  (Engineering software
                   products)                                         3,696,875
         66,400 Nashua Corp.
                  (Specialty imaging products)                       1,049,950
         97,400 New England Business Service, Inc.
                  (Business forms)                                   3,171,587
	159,900	Nichols Research Corp.
                  (Technical and engineering
                   services)                                         3,837,600
	175,900	Norstan, Inc.
                  (Telecommunications
                   equipment)                                        4,353,525
	349,100	Spectrum Control, Inc.
                  (Electronic components)                            2,116,419
	483,600	Titan Corp.
                  (Communications software for
                   satellites)                                       3,082,950
                                                                    38,752,338
TRANSPORTATION & SERVICES - 4.24%
	140,300	ABM Industries, Inc.
                  (Building maintenance
                   services)                                         3,884,556
	137,900	International Shipholding Corp.
                  (Ocean and river freight
                   transportation)                                   2,275,350
	207,400	Railtex, Inc.
                  (Short line railroads)                             3,175,813
                                                                     9,335,719
UTILITIES - 1.00%
         64,200 E'town Corp.
                 (Water company)                                     2,214,900
TOTAL COMMON STOCKS - 99.86%                                       219,964,895

REPURCHASE AGREEMENT - 0.59%
     $1,290,000 UMB Bank, n.a.,
                  4.97%, due June 1, 1998
                  (Collateralized by U.S.
                  Treasury Notes, 7.125%,
                  due February 29, 2000)                             1,290,000

TOTAL INVESTMENTS - 100.45%                                      $ 221,254,895

Other assets less liabilities -  (0.45%)                             (983,911)

TOTAL NET ASSETS - 100.00%
	(equivalent to $19.58 per share;
	20,000,000 shares of $1.00 par
	value capital shares authorized;
        11,247,170 shares outstanding)                           $ 220,270,984

REPURCHASE AGREEMENT - 0.59%
	$1,290,000	UMB Bank, n.a.,
			4.97%, due June 1, 1998
			(Collateralized by U.S.
			Treasury Notes, 7.125%,
                        due February 29, 2000)                       1,290,000

TOTAL INVESTMENTS - 100.45%                                      $ 221,254,895

Other assets less liabilities -  (0.45%)                             (983,911)

TOTAL NET ASSETS - 100.00%
	(equivalent to $19.58 per share;
	20,000,000 shares of $1.00 par
	value capital shares authorized;
        11,247,170 shares outstanding)                           $ 220,270,984

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
May 31, 1998 (unaudited)

ASSETS:
  Investments in securities:
    Common stocks, at market value
      (identified cost $153,807,401)                             $ 219,964,895
   Repurchase agreement, at cost -
     approximates market value                                       1,290,000
        Total investments                                          221,254,895

   Dividends receivable                                                141,797
        Total assets                                               221,396,692

LIABILITIES AND NET ASSETS:
  Cash overdraft                                                       110,135
  Payable for investments purchased                                  1,015,573
        Total liabilities                                            1,125,708
NET ASSETS                                                       $ 220,270,984

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                    $ 133,144,392
  Accumulated undistributed income:
    Undistributed net investment income                              1,290,731
    Undistributed net realized gain on investment transactions      19,678,367
  Net unrealized appreciation in value of investments               66,157,494
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                      $ 220,270,984

Capital shares, $1.00 par value
  Authorized                                                        20,000,000

  Outstanding                                                       11,247,170

NET ASSET VALUE PER SHARE                                        $       19.58

See accompanying Notes to Financial Statements.



STATEMENT OF OPERATIONS
Six Months Ended May 31, 1998 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends                                                    $   1,378,889
    Interest                                                           183,665
                                                                     1,562,554
  Expenses (Note 2):
    Management fees                                                  1,168,288
    Registration fees and expenses                                      18,635
                                                                     1,186,923
      Net investment income (Note 1-B)                                 375,631

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions
    (excluding maturities of
    short-term commercial notes and repurchase agreements):
    Proceeds from sales of investments                              31,419,190
    Cost of investments sold                                        16,081,219
      Net realized gain from investment transactions                15,337,971
      Unrealized appreciation of investments:
        Beginning of period                                         71,725,066
        End of period                                               66,157,494
          Unrealized depreciation of investments during
            the period                                             (5,567,572)
          Net gain on investments                                    9,770,399
          Increase in net assets resulting from operations        $ 10,146,030

See accompanying Notes to Financial Statements.



STATEMENTS OF CHANGES
IN NET ASSETS

                                                                Six Months
                                                                Ended                 Year Ended
                                                                May 31, 1998          November 30,
                                                                (unaudited)           1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $      375,631        $      615,046
  Net realized gain from investment transactions                    15,337,971            24,455,634
  Unrealized appreciation (depreciation)
    of investments during the period                               (5,567,572)            33,258,404
    Net increase in net assets resulting from operations            10,146,030            58,329,084
Net equalization included in the price of shares issued
  and redeemed                                                        (25,670)              (96,565)

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                              (607,181)                 -
  Net realized gain from investment transactions                  (24,566,131)          (27,062,211)
    Total distributions to shareholders                           (25,173,312)          (27,062,211)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                          4,459,426             9,795,696
  Net asset value of shares issued for reinvestment of
    distributions                                                   23,501,027            25,690,076
                                                                    27,960,453            35,485,772
  Cost of shares repurchased                                       (8,830,746)          (52,241,446)
    Net increase (decrease) from capital share transactions         19,129,707          (16,755,674)
      Total increase in net assets                                   4,076,755            14,414,634

NET ASSETS:
  Beginning of period                                              216,194,229           201,779,595
  End of period (including undistributed net investment income
    of $1,290,731 and $1,547,951, respectively)                  $ 220,270,984        $  216,194,229

*Shares issued and repurchased:
   Number of shares sold                                               231,370               551,597
   Number of shares issued for reinvestment of distributions         1,279,316             1,587,767
                                                                     1,510,686             2,139,364
   Number of shares repurchased                                      (450,227)           (2,853,445)
     Net increase (decrease)                                         1,060,459             (714,081)

**Distributions to shareholders:
    Income dividends per share                                   $       .0598        $         -
    Capital gains distribution per share                         $      2.4202        $         2.66

See accompanying Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Common stocks traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. at the rate of 1.5% per annum of the average daily net asset value of the Fund up to $30,000,000 and 1% per annum of net assets in excess of that amount. Such fees are paid for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended May 31, 1998 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:
	Purchases		$ 30,619,045
        Proceeds from sales       31,419,190


This report has been prepared for the information of the Shareholders of Babson Enterprise Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund



*Closed to new investors.

BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900


1-800-4-BABSON
(1-800-422-2766)
http://www.jbfunds.com

JB18C-1                         7/98